UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Carver Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

Dream Chasers Capital Group LLC
Gregory Lewis
Shawn Herrera
Kevin Winters
Jeffrey Bailey
Jeffrey Anderson

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Dream Chasers: Deadline This Week to Vote for a New Carver

Calls on shareholders to vote ahead of Annual Meeting – Vote by 11:59 PM on December 11

Says Carver’s best days are ahead if shareholders vote for change

Urges all shareholders to vote for change: Vote FOR Mr. Jeffrey “Jeff” Anderson and Mr. Jeffrey Bailey for the Board of Directors using the BLUE proxy card and vote WITHHOLD on Carver’s under-performing Directors

New York, NY (December 9, 2024)—Dream Chasers Capital Group LLC (“Dream Chasers”) today urged shareholders of Carver Bancorp, Inc. (“Carver,” or the “Company”) (NASDAQ: CARV) to vote for change ahead of this week’s Annual Meeting of Shareholders. The deadline to vote electronically is 11:59 PM on Wednesday, December 11, 2024, ahead of the Annual Meeting the following day.

In an open letter, Dream Chasers encouraged all shareholders to vote FOR Mr. Jeffrey “Jeff” Anderson and Mr. Jeffrey Bailey for election to the Board of Directors (the “Board”) and to vote WITHHOLD on the two Directors that are up for re-election.

“The final countdown for Carver’s future is now,” said Greg Lewis, Chief Executive Officer of Dream Chasers. “Either we are going to double down on the status quo of not delivering for the community or shareholders at Carver, or we will turn the page with two successful, qualified and focused directors to drive change. Whether you’re an institutional or retail shareholder, we can all agree that new ideas and energy are necessary.”

Lewis continued, “We have heard from a large number of shareholders who are excited about the possibility of change at Carver because they believe in the Company and want it to serve the community as well as possible. To me, the biggest tragedy is that successive Carver Boards have had the opportunity to transform the bank into a national champion providing business loans, mortgages, and stock market investments to African Americans to build wealth and have squandered that chance. All this Board has to show after ten years at the helm is a once promising 75-year-old bank with $9.4 million in market capitalization and a $1.83(1) stock price. But I don’t think it is ever too late. Mr. Anderson and Mr. Bailey will bring new voices, energy and experience to the Board, and will help get Carver back on track for growth and profitability. With your support, Carver’s best days are ahead.”

The full text of the letter to shareholders is below:

Dear Fellow Carver Shareholders:

The deadline to vote for candidates to join the Board of Directors (the “Board”) of Carver Bancorp, Inc. (“Carver” or the “Company”) is coming up. You must vote by 11:59 PM on December 11, 2024.

Time is of the essence, and we urge you to vote for change TODAY, using the BLUE proxy card to vote YES for Jeffrey “Jeff” Anderson and Jeffrey Bailey, and vote WITHHOLD on Carver’s under-performing Directors.

(1) Market capitalization and stock price based on CARV share price as of market close on December 8, 2024. Source: Yahoo! Finance.

Shareholders should vote for our nominees to protect the value of their investment. As we have said previously, the facts are simple:

•	Carver’s Board has presided over significant losses and shareholder value destruction for too long. The Board continues to pay itself and management handsomely while we, the shareholders, suffer.

•	Shareholders need a Board focused on restoring the value of their investments and driving growth and profitability to maintain Carver’s important community role.

•	Our nominees are extremely capable and aligned with shareholder interests: Mr. Anderson is an accomplished banking and financial services executive, and Mr. Bailey is a successful businessman and Carver’s largest individual shareholder. They will bring deep experience and the voice of the shareholder to the Board.

•	We love and care about Carver and its community: Mr. Anderson grew up in Harlem and serves on three Boards of Directors of nonprofit organizations there. Mr. Bailey invested in Carver because of its opportunity to do good business by serving its community. Dream Chasers Capital Group LLC (“Dream Chasers”) is a minority-owned investment firm with roots in the communities that Carver serves.

•	We want to see Carver do well, so that it can build on its historic role serving customers, businesses and institutions in New York that have been left behind. The fundamental truth is that a bank that loses money year after year will be unable to serve customers and its community.

Please VOTE TODAY for Mr. Anderson and Mr. Bailey, using the BLUE proxy card. If you cannot locate a Blue card, you can vote on the White card for Mr. Anderson and Mr. Bailey.  It is time to put Carver on a path to profitability and growth, and to drive shareholder value.  If you have already voted for Mr. Anderson and Mr. Bailey, thank you for your vote.  With your support, Carver’s best days are ahead.

Sincerely,

Greg Lewis

Dream Chasers Capital Group LLC

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Dream Chasers Capital Group LLC (“Dream Chasers”) or any of the other participants in the proxy solicitation prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Dream Chasers that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein may have been sourced from third parties. Dream Chasers does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Dream Chasers disclaims any obligation to update the information herein or to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such information, projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

IMPORTANT INFORMATION AND WHERE TO FIND IT

DREAM CHASERS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ ITS DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS FILED BY DREAM CHASERS WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS ARE ALSO AVAILABLE ON THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, OKAPI PARTNERS LLC, 1212 AVENUE OF THE AMERICAS, 17TH FLOOR, NEW YORK, NEW YORK 10036-1600. STOCKHOLDERS CAN CALL TOLL-FREE: (877) 629-6356.

Contacts

For Media:

Breitenbush Partners

Andrew Wilson, (773) 425-4991

awilson@breitenbushpartners.com

For Investors:

Okapi Partners

Bruce Goldfarb/Tony Vecchio

(877) 629-6356

(212) 297-0720

info@okapipartners.com

About Dream Chasers Capital Group

Dream Chasers Capital Group LLC is a New York City based minority owned investment firm. More information can be found at www.dreamchaserscapitalgroup.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Dream Chasers Capital Group LLC (“Dream Chasers”) or any of the other participants in the proxy solicitation prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Dream Chasers that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein may have been sourced from third parties. Dream Chasers does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Dream Chasers disclaims any obligation to update the information herein or to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such information, projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Dream Chasers, Gregory Lewis, Shawn Herrera, Kevin Winters, Jeffrey Bailey and Jeffrey Anderson (“collectively, the Participants”) are participants in the solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). On November 4, 2024, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying BLUE universal proxy card or voting instruction form in connection with their solicitation of proxies from the shareholders of the Company for the Annual Meeting.

IMPORTANT INFORMATION AND WHERE TO FIND IT

DREAM CHASERS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ ITS DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS FILED BY DREAM CHASERS WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS ARE ALSO AVAILABLE ON THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, OKAPI PARTNERS LLC, 1212 AVENUE OF THE AMERICAS, 17TH FLOOR, NEW YORK, NEW YORK 10036-1600. STOCKHOLDERS CAN CALL TOLL-FREE: (877) 629-6356.

Contacts

For Media:

Breitenbush Partners

Andrew Wilson, (773) 425-4991

awilson@breitenbushpartners.com

For Investors:

Okapi Partners

Bruce Goldfarb/Tony Vecchio

(877) 629-6356

(212) 297-0720

info@okapipartners.com